                                                                    Exhibit 10.7

                                  WIPRO LIMITED

   Note setting out Amendment to the Loan Agreement dated January 17, 1996 for Corporate Loan of Rs.800 lacs entered into between Wipro Limited as the Borrower and ICICI as the Lender

I. In ARTICLE I, under the heading DEFINITIONS, the following shall be added as Section 1.1 (h):

         "Short Term Prime Rate" means the percentage rate per annum decided by the Lender from time to time as applicable to funding of rupee amounts for a period of one (1) year (excluding interest tax or other statutory levy) as notified by the Lender from time to time.

II.      In ARTICLE II, under the heading AGREEMENT AND TERMS OF LOAN, Section
         2.3 (i) relating to INTEREST shall be substituted by the following:

a) The Borrower shall pay to the Lender interest on the principal amount of Rs.800 lacs (Rs.600 lacs disbursed on January 17, 1996 and Rs.200 lacs disbursed on March 1, 1996) out of the Loan and outstanding from time to time, quarterly in each year, on January 15, April 15, July 15, and October 15, at 19.5% per annum plus applicable interest tax, till January 14, 1998.

b) The Borrower shall pay to the Lender interest on the principal amount of Rs.4,66,00,000 out of the Loan outstanding as on January 15, 1998 and outstanding from time to time, quarterly in each year, on January 15, April 15, July 15 and October 15, at 1.75% over the Short Term Prime Rate prevailing on January 15, 1996 plus applicable (illegible) with effect from January 15, 1998.

         Provided that the aforesaid interest rate in respect of the amount of Rs.4,66,00,000 out of the loan outstanding as on January 15, 1998 will be reset annually, commencing from January 15, 1999 (the "Reset Date(s)") based on the then prevailing Short Term Prime Rate and the Borrower shall pay interest at such reset rate as may be notified by the Lender to the Borrower.


I.C.I.C.I.
LTD

                                      : 2 :

III. In SCHEDULE II, the AMOTIZATION SCHEDULE shall be substituted by the following:

                                                           (Amount in Rs.)
         DATE OF PAYMENT           PAYMENT OF             PRINCIPAL AMOUNT
                                   PRINICPAL              OUTSTANDING AFTER
                                                          EACH PAYMENT
                                                             80,000,000
         January 15, 1997           6,667,000                73,333,000
         April 15, 1997             6,667,000                66,666,000
         July 15, 1997              6,667,000                59,999,000
         October 15, 1997           6,667,000                53,332,000
         January 15, 1998           6,732,000                46,600,000
         January 15, 1999          15,000,000                31,600,000
         January 15, 2000          15,000,000                16,600,000
         January 15, 2001          16,600,000

         All other terms and conditions of the Loan Agreement dated January 17, 1996 entered into between the Borrower and the Lender shall remain unchanged.

                  IN WITNESS WEREOF the Borrower has caused its common seal to be affixed hereto and to a duplicate hereof on the day, month and year written below and the Lender has caused the same and the said duplicate to be executed by the hand of Shri. V.M. Ketkar, an authorised official of the Lender.

The COMMON SEAL OF WIPRO LIMITED has pursuant to the Resolution of its Borad of Directors passed in that behalf on the 23rd day of November, 1995 hereunto been affixed in the presence of Shri Satish Menon, Company Secretary and General Counsel and Shri J. Shankar, Corporate Treasurer who have signed these presents in token thereof.

SIGNED AND DELIVERED BY the withinnamed Lender by the hand of Shri V.M. Ketkar, an authorised official of the LENDER.

Dated at Bangalore, this 15th day of December, 1997.

I.C.I.C.I.
LTD


                                 LOAN AGREEMENT

                                (CORPORATE LOAN)


                                     BETWEEN


                                   WIPRO LTD.

                                   AS BORROWER


                                       AND


        THE INDUSTRIAL CREDIT AND INVESTMENT CORPORATION OF INDIA LIMITED

                                    AS LENDER

I.C.I.C.I.
LTD

                                [GRAPHIC OMITTED]

                                      INDIA
                                  TWENTY RUPEES


                                 LOAN AGREEMENT

                                (CORPORATE LOAN)


         THIS AGREEMENT made at Bangalore this 17th day of January, One Thousand Nine Hundred Ninety Six between Wipro Ltd., a public company within the meaning of the Companies Act, 1956 (I of 1956) and having its Registered Office at Bakhtawar, 229, Nariman Point, Bombay 400 021 (hereinafter referred to as "the Borrower" which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns) of the ONE PART

                                       AND

THE INDUSTRIAL CREDIT AND INVESTMENT CORPORATION OF INDIA LIMITED, a public company incorporated under the Indian Companies Act, 1913 (7 of 1913) and having its Registered Office at 163, Backbay Reclamation, Bombay 400 020 and a Zonal Office at "Raheja Towers", II Floor, East Wing, 26 - 27, M.G. Road, Bangalore 560 001 (hereinafter referred to as "the Lender", which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns) of the OTHER PART;

I.C.I.C.I.
LTD

                                      : 2 :

                                    ARTICLE I

                                   DEFINITIONS


1.1 In this Agreement, unless there is anything repugnant to the subject or context thereof, the expressions listed below shall have the following meanings viz:

         a)   "Due Date" - means, in respect of -

         i) an instalment of principal - the date on which the instalment falls due as stipulated in Schedule II hereto;

        ii) interest - the date on which interest falls due as stipulated in Section 2.3 hereof;

       iii) any other amount payable under this Agreement - the date on which such amount falls due in term of this agreement.

         b) "Event of Default" - means any of the events of default specified in Article IX hereof;

         c) "Loan Application" - means the application/s for the Loan made by the Borrower to the Lender and all information, particulars and clarifications furnished by the Borrower to the Lender from time to time in respect thereof;

         d) "Purpose of the Loan" - means the purpose, described in Schedule I hereto, for which the Loan is agreed to be lent and advanced by the Lender;

         e) "the Agreement" - means this Agreement and the Schedules hereto and includes the amendments made thereto from time to time;

         f) "ICICI Advance Rate" means the percentage rate per annum decided by ICICI from time to time as applicable for Rupee Loans to prime borrowers plus applicable interest tax or other statutory levy, as notified by ICICI from time to time.

1.2 The headings of the Articles and Sections are inserted for convenience of reference only and are not deemed to affect the interpretation of this Agreement.

I.C.I.C.I.
LTD

                                      : 3 :

                                   ARTICLE II

                           AGREEMENT AND TERMS OF LOAN

2.1      AMOUNT AND TERMS OF LOAN

         The Borrower agrees to borrow from the Lender and the Lender agrees to lend to the Borrower, on the terms and conditions contained herein Rupee Loan not exceeding Rs.800 lacs (hereinafter referred to as "the Loan").

2.2      TERMS OF DISBURSEMENT

         The Loan will be disbursed to the Borrower in one or more instalment(s) as may be decided by the Lender subject to the Borrower complying with the provisions of this Agreement and the disbursement procedure stipulated by the Lender. All disbursements shall be by cheque(s)/authorisation(s) and the collection/ remittance charges, will be borne by the Borrower. The interest on the Loan will accrue from the date of cheque(s)/authorisation(s).

2.3      i)  INTEREST

A(I) On Rs.600 lacs proposed to be disbursed on January 17, 1996 out of the Loan

         The Borrower shall pay to the Lender, interest on the principal amount of the Rs.600 lacs out of the loan outstanding from time to time, quarterly in each year, on January 15, April 15, July 15 and October 15 at 20% per annum

(II)     On balance Rs.200 lacs out of the Loan

         The Borrower shall pay to the Lender, interest on the balance principal amount of Rs.200 lacs out of the Loan outstanding from time to time, quarterly in each year on January 15, April 15, July 15 and October 15. The rate of interest applicable on the Loan shall be,

         a) 2.5% over the maximum of ICICI Advance Rates as prevailing on the dates of disbursements out of the Loan. ICICI Advance Rate as on date is 16.5% per annum.

         b)   20% per annum,

         whichever is higher.

B) After the Loan has been fully disbursed, weighted average rate of interest for all the disbursement made out of the Loan shall be determined and thereafter the Loan shall carry interest at the weighted average rate, subject to the following proviso:

         a) Provided that the aforesaid ICICI Advance Rate will be reset on the expiry of three years from the date of first disbursement out of the Loan and the Borrower shall pay interest at such rate as may be notified by the Lender to the Borrower.


I.C.I.C.I.
LTD

                                      : 4 :

         b) Provided further that in the event of an increase in the rate of interest arising out of such reset, the Borrower shall have the option to prepay to the Lender on such reset date the otustanding of the Loan together with all outstanding interest and other charges and monies payable thereon.

ii) All interest and all other monies accruing due under this Agreement shall, in case the same be not be paid on the respective Due Dates, carry interest/further interest at the maximum lending rate of the Lenders on Rupee Loan(s) as prevailing from time to time or at the applicable rate under this Agreement, whichever is higher. Such interest will be computed from the respective due dates and shall become payable upon the footing of compound interest with quarterly rests. The maximum lending rate of the Lenders from Rupee Loan shall until creation of final security for the loan, be increased by 1.05% p.a.

(iii) All interest and other monies which shall accrue under the provisions of this Agreement shall also be payable in the manner and on the dates specified in Section 2.3(i).

2.4      FRONT END FEE

         The Borrower shall pay to the Lender on the date of the Letter of Intent, Front End Fee of 1.05% of the Loan or such higher rate as prevailing at the time of the issue of Letter of Intent.

2.5      IMPOSTS, COSTS AND CHARGES

         i) The Borrower shall, during the currency of the Loan bear all such imposts, duties and taxes (including interest and other taxes, if any) as may be levied from time to time by the Government or other authority with the sanction of law pertaining to or in respect of the Loan;

         ii) The Borrower shall pay all other costs, charges and expenses (including cost of investigation of title to the Borrower's Properties and protection of the Lender's interest) in any way incurred by the Lenders and such additional stamp duty, other duties, taxes, charges and other penalties if any when the Borrower is required to pay according to the laws for the time being in force in the State in which its properties are situated or otherwise;

         iii) In the event of the Borrower failing to pay the monies referred to in sub-clause (i) and (ii), the Lenders will be at liberty (but shall not be obliged) to pay the same. The Borrower shall reimburse all sums paid by the Lenders in accordance with the provisions contained herein.

2.6      COMPUTATION OF INTEREST AND OTHER CHARGES

         Interest and all other charges shall accrue from day to day and shall be computed on the basis of 365 days year and the number of days elapsed.

2.7      ADJUSTMENT OF OVERDUES

         The Lender may, deduct from sums to be lent and advanced by it to the Borrower any monies then remaining due and payable by the Borrower to the Lender.

I.C.I.C.I.
LTD

                                      : 5 :

2.8      LAST DATE OF WITHDRAWAL

         Unless the Lender otherwise agrees, the right to make drawals from the Loan shall cease on September 30, 1996.

2.9      REPAYMENT

           i) The Borrower undertakes to repay the principal amount of the Loan in accordance with the Amortization Schedule set forth in
                Schedule II hereto.

           ii) The Lender may, in suitable circumstances revise, vary or postpone the repayment of the principal amount of the Loan or the balance outstanding for the time being or any instalment(s) of the said principal amount of the Loan or any part thereof upon such terms and conditions as may be decided by the Lender.

           iii) In the event of any default in the payment of instalments of principal, any interest, liquidated damages, postponement, if any, allowed by the Lender shall be at the rate of interest as may be stipulated by the Lender at the time of postponement.

           iv) If for any reason, the amount finally disbursed by the Lender out of the Loan is less than the Loan, the instalment(s) of repayment of the Loan shall stand reduced proportionately but will be payable on the same dates as specified in Schedule II hereto.

2.10     ACCELERATION OF REPAYMENT BY THE LENDER

         If the Lender finds that the profitability of the Borrower, the cash flow and other circumstances so warrant, the Lender may, on previous intimation to the Borrower, require the Borrower to prepay the Loan on dates earlier than the dates set out in Schedule II hereto and also to increase the amount(s) of the instalment(s) of repayment fixed in that Schedule.

2.11     PREMATURE REPAYMENT

         The Borrower shall not prepay the outstanding principal amounts of the Loan in full or in part before the due dates except after obtaining the prior approval of the Lender (which may be granted conditionally).

2.12     DUE DATE OF PAYMENT

         If the Due Date in respect of an instalment of the Loan, interest, Front End Fee or any other payment falls on a Saturday or a day which is a bank holiday at the place where the payment is to be made, the immediately preceding working day shall be the due date for such payment.


I.C.I.C.I.
LTD

                                      : 6 :

2.13     LIQUIDATED DAMAGES ON DEFAULTED AMOUNTS

         In case of default in payment of instalment(s) of principal, interest, Front End Fee and all other monies (except liquidated damages) on their respective Due Dates, the Borrower shall pay on the defaulted amounts, liquidated damages at the rate of 2.1% per annum for the period of default. Liquidated damages shall be payable in the manner and on the dates specified in Section 2.3(i) above.

2.14     REIMBURSEMENT OF EXPENSES

           i) The Borrower shall reimburse all sums paid by the Lender under any of the provisions of this Agreement immediately on demand from the Lender. All such sums shall be secured by the securities created/to be created in terms of the provisions of
                Article III hereof and shall carry interest from the date of payment till such reimbursement at the rate referred to in
                Section 2.3 (iv) above.

           ii) In case of default in making such reimbursement within 30 days from the date of notice of demand, the Borrower shall also pay on the defaulted amounts, liquidated damages at the rate of 2% per annum from the expiry of 30 days from the date of notice of demand till reimbursement in accordance with the provisions of
                Section 2.13.

2.15     APPROPRIATION OF PAYMENTS

         a) Unless otherwise agreed to by the Lender, any payments due and payable under this Agreement and made by the Borrower shall be appropriated towards such dues in the following order viz:

              i)   Premium on prepayment;

             ii)   Costs, charges, expenses and other monies;

            iii)   Interest on costs, charges, expenses and other monies;

             iv)   Interest including additional interest;

              v) Further interest and liquidated damages on defaulted amounts payable in terms of Section 2.13; and

             vi)   Repayment of instalments of principal;

                   due and payable under this Agreement.

         b) Notwithstanding anything contained in Clause (a) hereinabove, the Lender may, at its discretion, appropriate such payments towards the dues, if any, payable by the Borrower in respect of earlier loan(s) availed of by the Borrower from the Lender in the order specified in the relative Loan Agreement(s).

I.C.I.C.I.
LTD

                                      : 7 :

2.16     PLACE AND MODE OF PAYMENTS AND CREDIT THEREFOR

         All monies payable by the Borrower to the Lender shall be paid to the Lender at their office in Bombay/Bangalore or to such other office(s) as may be specified by them by telegraphic, telex or mail transfer to the account of such office(s) or by cheque or bank draft drawn in favour of the Lender on a scheduled bank at Bangalore or such other place or to such other account as the Lender may notify to the Borrower and shall be so paid as to enable the Lender to realise, at par, the amount on or before the relative Due Date.

         Credit for all payments by local cheque/bank draft will be given on the Lender's immediately next working day after the date of receipt of the instrument or the relative due date whichever is later.

         Credit for all payments by outstation cheque/bank draft will be given only on realisation or on the relative due date whichever is later.


I.C.I.C.I.
LTD

                                      : 8 :


                                   ARTICLE III
                                    SECURITY

3.1      SECURITY FOR THE LOAN

         The Loan together with all interest, front end fees, liquidated damages, premium on prepayment, costs, expenses and other monies whatsoever stipulated in this Agreement shall be secured by -

a) an exclusive pledge in favour of the Lender of the shares of Wipro Finance Limited of a value determined by the Lender in a manner satisfactory to the Lender;

b) a mortgage and charge on all the borrower's immoveable properties, both present and future, save and except book debts in such as form as may be required by the Lender, subject to the charges created/to be created in favour of the Borrower's bankers and on current assets for securing borrowings for working capital requirements.

         The above mortgage and charge will rank second and subservient to the charges created and/or to be created in favour of Unit Trust of India
         (UTI), ICICI and Life Insurance Corporation of India (LIC) for aggregate debenture assistance outstanding of Rs.533 lacs, ICICI and State Bank of India (SBI) capital market for aggregate debenture assistance of Rs.300 lacs, ICICI and SBI for the aggregate outstanding assistance of Rs.132 lacs, ICICI for the outstanding assistances of Rs.6 lacs, Rs.336 lacs, Rs.1405 lacs and Rs.1601 lacs, Industrial Development Bank of India (IDBI) for outstanding assistance of Rs.1000 lacs, Exim Bank for outstanding assistance of Rs.304 lacs, Hongking Bank and Corporation Bank for aggregate outstanding assistance of Rs.520 lacs and ICICI, IDBI, UTI and Exim Bank for the aggregate outstanding assistance of Rs.558 lacs. The above mortgage and charge shall rank pari-passu with the mortgage and charge created and/or to be created in favour of company's bankers for their working capital assistance of Rs.5705 lacs, SIDBI for its bill discounting assistance of Rs.288 lacs, SBI caps for its aggregate Debenture assistance of Rs.200 lacs and the Government of Karnataka for its Development Loan outstanding aggregating Rs.20.97 lacs as on March 31, 1995.

3.2      AUDITORS' CERTIFICATE

         The Borrower shall produce a certificate from its Auditors stating that the said shares undertaken to be charged to the Lender, as security for the Loan, are the absolute property of the Borrower and are free from any charge, lien, or claim thereon of whatsoever nature.

3.3      CREATION OF ADDITIONAL SECURITY

         If, at any time during the subsistence of this Agreement, the security provided by the Borrower has been lost or in the opinion of the Lender, has become inadequate to cover the Loan to the satisfaction of the Lender, the Borrower shall provide and furnish to the Lender to their satisfaction such security/ additional security as may be required and acceptable to the Lender.


I.C.I.C.I.
LTD

                                      : 9 :

                                   ARTICLE IV
                             BORROWER'S WARRANTIES


4. Except to the extent already disclosed in writing by the Borrower to the Lender, the Borrower shall be deemed to have assured, confirmed and undertaken as follows:

      a) LOAN APPLICATION

         The Loan Application is true and accurate in all material respects, is not misleading and does not omit any material fact, the omission of which would make any fact or statement therein misleading and the Loan Application shall be deemed to form part of the warranties herein contained.

      b) CONSENTS AND LICENSES

         The Borrower undertakes to satisfy the Lender that all consents, licenses, approvals, etc. as are necessary in connection with the Borrowers business and the execution, validity and enforceability of this Agreement have been duly obtained and undertakes to keep them effective in full force and effect during the subsistence of this Agreement.

      c) DUE PAYMENT OF PUBLIC AND OTHER DEMANDS

         The Borrower is not in arrears of any public demand such as income-tax, corporation tax and all other taxes and revenues or any other statutory dues payable to the Central or State Governments or any local or other authority.

      d) CONFLICT WITH MEMORANDUM AND ARTICLES OF ASSOCIATION

         Nothing in this Agreement conflicts with the Memorandum and Articles of Association of the Borrower.


I.C.I.C.I.
LTD

                                     : 10 :

                                    ARTICLE V
                CONDITIONS PRECEDENT TO DISBURSEMENT OF THE LOAN


5. The obligations of the Lender to make the disbursement under this Agreement shall be subject to the Borrower performing all its obligations and undertakings under this Agreement besides compliance by the Borrower with the Disbursement Procedure stipulated by the Lender, such as submission of necessary information, documents etc. to the satisfaction of the Lender. Before seeking disbursement, the Borrower shall also comply with the following conditions:

      a) CONSENT OF SECURED CREDITORS

         Furnish to the Lender the consents from its secured creditors that they have no objection to the Borrower creating in favour of the Lender a second charge on the assets referred to in Article III hereof.

      b) SECURITY IN FAVOUR OF THE LENDER

         The Borrower shall have created security in favour of the Lender as stipulated in Article III hereof.

      c) NON EXISTENCE OF EVENT OF DEFAULT

         The Borrower shall satisfy the Lender that no Event of Default and no event which, with the lapse of time or notice and lapse of time would become an Event of Default, has happened and been continuing.

      d) STIPULATE ANY OTHER SPECIAL CONDITION

         i) The Borrower shall out of the envisaged cash and cash accruals of Rs.8476 lacs during the period April 1, 1995 to March 31, 1996 utilise a sum of Rs.6202 lacs for meeting a part of the cost of the project and/or other requirements of funds. The Borrower shall furnish an undertaking in the form required by the Lender, whereby the Borrower shall take the responsibility for making arrangement satisfactory to the Lender for meeting the shortfall, if any, in the cash accruals envisaged during the above period. The funds brought in to meet the shortfall in cash accruals shall be in such form and manner and at such time as may be required by the Lender.

         ii) The Lender shall retain the right to appoint one nominee on the Board of Directors of the Borrower during the currency of its assistances.


I.C.I.C.I.
LTD

                                     : 11 :

                                   ARTICLE VI
           CONDITIONS APPLICABLE DURING THE CURRENCY OF THIS AGREEMENT


6.1      PARTICULAR AFFIRMATIVE COVENANTS

         The Borrower shall

         a)   UTILISATION OF LOAN

              Use the proceeds of the Loan for the purpose of the Loan. If, for any reason the Borrower finds itself unable to comply with this condition, it shall immediately inform the Lender in writing of the same and the reasons therefor and shall, unless otherwise agreed to by the Lender, repay forthwith the outstanding balance of the Loan together with interest and all other monies payable in respect thereof.

         b)   CONDUCT OF BUSINESS

              Carry out its operations with due diligence and efficiency and in accordance with sound technical, financial and managerial standards and business practices.

         c)   ADVERSE CHANGES IN PROFITS AND PRODUCTION

              Promptly inform the Lender of the happening of any labour strikes, lockouts, shut downs, fires or other similar happenings likely to have an adverse effect on the Borrower's profits or business and of any material changes in the rate of production or sales of the Borrower with an explanation of the reasons therefor.

         d)   INSURANCE

         i) Keep insured upto the replacement value thereof as approved by the Lender (including surveyor's and architect's fees) the properties charged/to be charged to the Lender and such of its other properties as are of an insurable nature against fire, theft, lightning, explosion, earthquake, riot, strike, civil commotion, storm, tempest, flood, marine risks, erection risks, war risks, and such other risks as may be specified by the Lender.

        ii) Duly pay all premia and other sums payable for that purpose. The insurance in respect of the properties charged/to be charged to the Lender shall be taken in the joint names of the Borrower and the Lender and any other person or institution having an insurable interest in the properties of the Borrower and acceptable to the Lender. The Borrower shall keep deposited with the Lender the insurance policies and renewals thereof.


I.C.I.C.I.
LTD

                                     : 12 :


        iii) Agree that, in the event of failure on the part of the Borrower to insure the properties or to pay the insurance premia or other sums referred to above, the Lender may get the properties insured or pay the insurance premia and other sums referred to above, as the case may be.

         e)   CORPORATE EXISTENCE

              Maintain its corporate existence and right to carry on its operations and promptly inform the Lender of any resolution passed/intended to be passed by the Borrower for its voluntary winding up or if it has notice of any application for winding up having been made or of any statutory notice of winding up under the provisions of the Companies Act, 1956 or any other notice under any other Act or otherwise of any suit or other legal process filed/initiated or intended to be filed/initiated against the Borrower or if a Receiver is appointed or any of its properties or business or undertaking.

         f)   CHANGES IN BOARD AND MANAGEMENT SET UP

              Keep the Lender promptly informed of any change that may occur or is likely to occur in the composition of its Board of Directors and its management set-up.

         g)   NEW PROJECT

              Keep the Lender informed of the progress of the Project, modernisation, diversification or substantial expansion of any Project that it might undertake during the period of the Loan.

6.2      NEGATIVE COVENANTS

         Unless the Lender otherwise agrees, the Borrower shall not:

         a)   DIVIDENDS

              Declare or pay any dividend to any of its Shareholders during any financial year, unless it has paid all the dues of the Lender upto the date on which the dividend is proposed to be declared or paid or has made satisfactory provision therefor.

         b)   CHARGES

              Create or permit any charge or lien on or transfer or alienate, in any manner, the assets referred to in Article III hereof.


I.C.I.C.I.
LTD

                                     : 13 :


         c)   LOANS AND DEBENTURES

              Issue any debentures, raise any loans, or create any charge on its assets or give any guarantees. This provision shall not apply to normal trade guarantees or temporary loans and advances granted to staff or contractors or suppliers in the ordinary course of business or to raising of unsecured loans, overdrafts, cash credit or other facilities from banks in the ordinary course of business.

         d)   MERGER, CONSOLIDATION, ETC.

              Undertake or permit any merger, consolidation reorganisation, scheme of arrangement or compromise with its creditors or shareholders or effect any scheme of amalgamation or reconstruction.


I.C.I.C.I.
LTD

                                     : 14 :


                                   ARTICLE VII
                                    REPORTS

7. The Borrower shall furnish to the Lender, such reports as may be required by the Lender.


I.C.I.C.I.
LTD

                                     : 15 :


                                  ARTICLE VIII
                                   INSPECTION

8.    a) PROJECT EXPENDITURE RECORDS

         The operations and financial conditions of the Borrower and such records shall be open to examination by the Lender and their authorised representatives.

      b) TECHNICAL, FINANCIAL AND LEGAL INSPECTIONS

         The Borrower shall -

         i) Permit the Lender and its authorised representatives to carry out technical, financial and legal inspections of, the Borrower's properties and to visit any facilities and construction sites of the Borrower and to examine any plants, installations, sites, works, buildings, properties, equipment, records and documents relevant to the performance of the obligations of the Borrower under this Agreement. Any such representative of the Lender shall have free access at all reasonable times to the Borrower's properties and shall receive full cooperation and assistance from the employees of the Borrower.

         ii) Permit any whole-time officer of the Lender or a qualified practising Auditor to examine the Borrower's books and papers and will give all facilities to enable any technically qualified person chosen by the Lender to report on the business of the Borrower at any time.

              Provided that, if the technically qualified person is not a whole-time employee of the Lender such technically qualified person shall be reasonably acceptable to the Borrower having regard to his other activities, if any.

         iii) The cost of inspection, including travelling and all other expenses, shall be payable by the Borrower to the Lender in this behalf.


I.C.I.C.I.
LTD

                                     : 16 :


                                   ARTICLE IX
                         EVENTS OF DEFAULT AND REMEDIES


9.1 If one or more of the events specified in this Section, happen(s), the Lender may, by a notice in writing to the Borrower, declare the principal of and all accrued interest on the Loan to be due and payable forthwith and the security created in terms of Article III of this Agreement shall become enforceable.

    EVENTS OF DEFAULT

    a)   DEFAULT IN PAYMENT OF PRINCIPAL SUMS OF THE LOAN

         Default has occurred in the payment of principal sums of the Loan on the due dates.

    b)   DEFAULT IN PAYMENT OF INTEREST

         Default has been committed by the Borrower in payment of any interest on the Loan and such default has continued for a period of thirty days.

    c)   DEFAULT IN PERFORMANCE OF COVENANTS AND CONDITIONS

         Default has occurred in the performance of any other covenant, condition or agreement on the part of the Borrower under this Agreement and any other agreement and such default has continued for a period of thirty days after notice in writing thereof has been given to the Borrower by the Lender.

    d)   SUPPLY OF MISLEADING INFORMATION

         Any information given by the Borrower in its Loan application, in the reports and other information furnished by the Borrower in accordance with the Reporting System and the warranties given/deemed to have been given by the Borrower to the Lender is misleading or incorrect in any material respect.

    e)   INABILITY TO PAY DEBTS

         If there is reasonable apprehension that the Borrower is unable to pay its debts or proceedings for taking it into liquidation, either voluntarily or compulsorily, may be or have been commenced.

    f)   INADEQUATE INSURANCE

         If the properties and assets offered to the Lender as security for the Loan have not been kept insured by the Borrower or depreciate in value to such an extent that, in the opinion of the Lender further security to the satisfaction of the Lender should be given and on advising the Borrower to that effect such security has not been given to the Lender.


I.C.I.C.I.
LTD

                                     : 17 :


    g)   SALE, DISPOSAL AND REMOVAL OF ASSETS

         If, without the prior approval of the Lender, any properties charged to the Lender are sold, disposed of, charged, encumbered or alienated or removed, pulled down or demolished.

    h)   REFUSAL TO DISBURSE LOANS BY OTHER FINANCIAL INSTITUTIONS

         If the other financial institution(s) or bank(s) with whom the Borrower has entered into agreements for financial assistance have refused to disburse its/their loan(s) or any part thereof or have recalled its/their loan(s) under their respective loan agreement(s) with the Borrower.

    i)   PROCEEDINGS AGAINST BORROWER

         The Borrower has voluntarily or involuntarily become the subject of proceedings under any bankruptcy or insolvency law or the Borrower is voluntarily or involuntarily dissolved.

    j)   INABILITY TO PAY DEBTS ON MATURITY

         The Borrower is unable or has admitted in writing its inability to pay its debts as they mature.

    k)   LIQUIDATION OR DISSOLUTION OF THE BORROWER

         The Borrower has taken or suffered to be taken any action for its reorganisation, liquidation or dissolution.

    l)   APPOINTMENT OF RECEIVER OR LIQUIDATOR

         A receiver or liquidator has been appointed or allowed to be appointed of all or any part of the undertaking of the Borrower.

    m)   ATTACHMENT OR DISTRAINT ON PROPERTIES

         If an attachment or distraint has been levied on the Borrower's properties or any part thereof or certificate proceedings have been taken or commenced for recovery of any dues from the Borrower.

    n)   EXTRA-ORDINARY CIRCUMSTANCES

         If extraordinary circumstances have occurred which make it improbable for the Project to be carried out and for the Borrower to fulfil its obligations under this Agreement.


I.C.I.C.I.
LTD

                                     : 18 :


9.2      NOTICE TO THE LENDER ON THE HAPPENING OF AN EVENT OF DEFAULT

         If any Event of Default or any event which, after the notice, or lapse of time, or both, would constitute an Event of Default has happened, the Borrower shall, forthwith give notice thereof to the Lender in writing specifying the nature of such Event of Default, or of such event.

9.3      EXPENSES OF PRESERVATION OF ASSETS OF BORROWER AND OF COLLECTION

         All expenses incurred by the Lender after an Event of Default has occurred in connection with -

         i) preservation of the Borrower's assets (whether then or thereafter existing); and

        ii) collection of amounts due under this Agreement shall be payable by the Borrower.


I.C.I.C.I.
LTD

                                     : 19 :


                                    ARTICLE X
                    CANCELLATION, SUSPENSION AND TERMINATION


10.1     CANCELLATION BY NOTICE TO THE LENDER

         The Borrower may, by notice in writing to the Lender, cancel all or any part of the Loan which the Borrower has not withdrawn prior to the giving of such notice.

10.2     SUSPENSION

         Further access by the Borrower to the use of the Loan may be suspended or terminated by the Lender on the happening of any Event of Default.

         The right of the Borrower to make withdrawals from the Loan shall continue to be suspended until the event which gave rise to such suspension shall have ceased to exist to the satisfaction of the Lender or until the Lender shall have notified the Borrower that the right to make withdrawals has been restored, whichever is earlier.

10.3     TERMINATION

         If any of the Events of Default shall occur and shall continue or if the Borrower shall not have withdrawn the Loan by the date referred to in Section 2.8 hereof or such later date as may be agreed to by the Lender or if the right of the Borrower to make withdrawals from the Loan shall have been suspended with respect to any amount of the Loan for a continuous period of thirty days, then, the Lender may, by notice in writing to the Borrower, terminate the right of the Borrower to make withdrawals. Upon such notice the undrawn amount of the Loan shall stand cancelled.

10.4     BENEFIT OR PROTECTION

         Notwithstanding any cancellation, suspension or termination, all the provisions of this Agreement for the benefit or protection of the Lender shall continue to be in full force and effect as herein specifically provided.


I.C.I.C.I.
LTD

                                     : 20 :


                                   ARTICLE XI
                                     WAIVER


11.      WAIVER NOT TO IMPAIR THE RIGHTS OF THE LENDER

         No delay in exercising or omission to exercise any right, power or remedy accruing to the Lender upon any default under this Agreement or security document shall impair any such right, power or remedy or shall be construed to be waiver thereof or any acquiescence in such default, nor shall the action or inaction of the Lender in respect of any default or any acquiescence affect or impair any right, power or remedy of the Lender in respect of any other default.


I.C.I.C.I.
LTD

                                     : 21 :


                                   ARTICLE XII
                                  MISCELLANEOUS


12.1     SERVICE OF NOTICE

         Any notice or request required or permitted to be given or made under this Agreement to the Lender or to the Borrower shall be in writing. Such notice or request shall be deemed to have been duly given or made when it shall be delivered by hand, mail or telegram to the party to which it is required or permitted to be given or made at such party's recognised address or at such other address as may be designated by such party.

12.2     EVIDENCE OF DEBT

    a) The Lender shall maintain, in accordance with their usual practice, accounts evidencing the amounts from time to time lent by and owing to them under this Agreement.

    b) In any legal action or proceedings arising out of or in connection with this Agreement, the entries made in the accounts maintained purusuant to sub-clause (a) above shall be prima-facie evidence of the existence and amount of obligations of the Borrower as therein recorded.


I.C.I.C.I.
LTD

                                     : 22 :


                                   SCHEDULE I
                              PURPOSE OF THE LOAN


         The Borrower has requested the Lender and the Lender has agreed to provide to the Borrower the financial assistance by way of Corporate Loan of Rs.800 lacs (Rupees eight hundred lacs only) to meet the Borrower's overall long term requirement of funds.


I.C.I.C.I.
LTD

                                     : 23 :


                                   SCHEDULE II
                              AMORTIZATION SCHEDULE


                                                  (Rs. in lacs)

                                                   Principal amount
     Sr.   Date of            Payment of           outstanding after
     No.   Payment Due        Principal            each payment
     ---   -----------        ----------           -----------------
                                                        800.00

     01    15/01/1997            66.67                  733.33
     02    15/04/1997            66.67                  666.66
     03    15/07/1997            66.67                  599.99
     04    15/10/1997            66.67                  533.32
     05    15/01/1998            66.67                  466.65
     06    15/04/1998            66.67                  399.98
     07    15/07/1998            66.67                  333.31
     08    15/10/1998            66.67                  266.64
     09    15/01/1999            66.67                  199.97
     10    15/04/1999            66.67                  133.30
     11    15/07/1999            66.67                   66.63
     12    15/10/1999            66.63                    ---


I.C.I.C.I.
LTD

                                     : 24 :


         IN WITNESS WHEREOF the Borrower has caused its Common Seal to be affixed hereto and to a duplicate hereof on the day, month and year first hereinabove written and the Lender has caused the same and the said duplicate to be executed by the hand of Shri V.M. Ketkar, Sr. V.P. of the Lender.

THE COMMON SEAL of the Wipro Ltd. has pursuant to the Resolution of its Board of Directors passed in that behalf on the 23rd day of November 1995 hereunto been affixed in the presence of Shri J. Shankar, Corporate Treasurer who has signed these presents in token thereof and Shri Satish Menon, Company Secretary and Corporate Counsel who has coutersigned the same in token thereof.

SIGNED AND DELIVERED BY the withinnamed Lender by the hand of Shri V.M. Ketkar, Sr. V.P. an authorised official of the Lender.


I.C.I.C.I.
LTD


/s/ SHRI V.M. KETKAR
------------------------------------
Shri V.M. Ketkar, Sr. V.P.


/s/ SHRI J. SHANKAR
------------------------------------
Shri J. Shankar, Corporate Treasurer


/s/ SHRI SATISH MENON
------------------------------------
Shri Satish Menon, Company Secretary